EXHIBIT 32.1

18 U.S.C. Section 1350,
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of CSP Inc. (the “Company”) for year ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2012	By:	/s/ Alexander R.Lupinetti
Alexander R.Lupinetti Chief Executive Officer, President and Chairman